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                                                                EXHIBIT 10.14[4]

                                                                  Execution Copy

       FOURTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER OF
                                     DEFAULT

         This FOURTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER OF DEFAULT (this "Amendment"), made and entered into as of March 22, 2002, is by and between RTW, Inc., a Minnesota corporation (the "Borrower"), and U.S. Bank National Association, a national banking association (the "Bank").

                                    RECITALS

         1. The Bank and the Borrower entered into a Credit Agreement dated as of March 31, 2000 as amended by a First Amendment dated as of May 4, 2000, a Second Amendment dated as of March 28, 2001 and Third Amendment dated as of September 29, 2001 (as amended, the "Credit Agreement"); and

         2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                  2.1 Definitions.

                  (a) The definition of "Applicable Margin" contained in Section
         1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "Applicable Margin": The Applicable Margin for Prime Rate
                  Advances in effect at all times shall be twenty-five hundredths of one percent (0.25%). On or before March 31, 2002, the Applicable Margin for Eurodollar Rate Advances in effect at all times shall be two and seventy-five hundredths percent (2.75%). From and after April 1, 2002, the Applicable Margin for Eurodollar Rate Advances in effect at all times shall be three percent (3.00%).

                  (b) Section 1.1 of the Credit Agreement is hereby amended by adding the definitions of "Administrative Service Revenues" and "EBIT" in the correct alphabetical order to read as follows:



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                  "Administrative Service Revenues": For any period of
         determination, gross revenues derived by the Borrower from providing administrative or other revenue-generating services to non-related third party customers.

                  "EBIT": For any period of determination, the net income of the Borrower before deductions for income taxes and Interest Expense, in each case determined for said period in accordance with GAAP.

         2.2 Cash Flow Sweep. Section 2.7 of the Credit Agreement is amended to add a new Section 2.7(c) to read as follows:

                  2.7(c) Administrative Service Revenue Sweep. The Borrower shall pay to the Bank, within thirty (30) days after the end of each fiscal quarter, an amount equal to ten percent (10%) of Administrative Service Revenues for such fiscal quarter. Any prepayment under this
         Section 2.7(c) shall be applied against the next principal payment required under the terms of the Term Note.

         2.3 Consolidated Net Worth. Section 6.15 of the Credit Agreement is amended in its entirety to read as follows:

                  Section 6.15 Consolidated Net Worth. The Borrower will not permit its Consolidated Net Worth at any time to be less than the sum of $14,500,000 plus 25% of its cumulative positive Consolidated Net Income arising after March 31, 2002.

         2.4 Statutory Surplus of ACIC. Section 6.16 of the Credit Agreement is amended in its entirety to read as follows:

                  Section 6.16 Statutory Surplus of ACIC. The Borrower shall not permit ACIC's Capital and Surplus at any time to be less than the sum of $18,000,000 plus 25% of ACIC's cumulative positive Statutory Net Income arising after March 31, 2002.

         2.5 Minimum Earnings. Section 6.17 of the Credit Agreement is amended in its entirety to read as follows:

                  Section 6.17 Minimum EBIT. The Borrower will not permit its EBIT to be less than $4,000,000 as of the last day of any fiscal quarter calculated as follows:

                  (a) on each March 31, the product of (i) EBIT for the period from and after January 1 to and including March 31 times (ii) four (4);

                  (b) on each June 30, the product of (i) EBIT for the period from and after January 1 to and including June 30 times (ii) two (2);



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                           (c) on each September 30, the product of (i) EBIT for
                           the period from and after January 1 to and including September 30 times (ii) four-thirds (4/3); and

                           (d) on each December 31, EBIT for the four previous fiscal quarters ending on such date.

                  2.6 Risk-Based Capital Ratio of ACIC. Section 6.18 of the Credit Agreement is amended in its entirety to read as follows:

                           Section 6.18 Risk-Based Capital Ratio of ACIC. The
                  Borrower will not permit the ratio (expressed as a percentage) of the Adjusted Capital to the Risk-Based Capital of ACIC at any time to be less than 235%.

                  2.7 A.M. Best Rating of ACIC. Section 6.19 of the Credit Agreement is amended in its entirety to read as follows:

                           Section 6.19 A.M. Best Rating of ACIC. On or after
                  January 1, 2003, the Borrower will not permit the rating of ACIC by A.M. Best & Company at any time to be less than B+.

                  2.8 Compliance Certificate. Exhibit 5.1(b) to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit B to this Amendment, which is made a part of the Credit Agreement as Exhibit 5.1(b) thereto.

         Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

                  3.1 This Amendment and the Third Amended and Restated Term
         Note in the form of Exhibit A hereto (the "Note"), each duly executed by the Borrower.

                  3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and Note certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Bank with a certificate of the Secretary of the Borrower dated March 31, 2000, and
         (ii) identifying each officer of the Borrower authorized to execute this Amendment, the Note and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.3 The Borrower shall have paid an amendment fee of $3,000 to the Bank.

                  3.4 The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank



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         through the date of this Amendment in connection with the Credit
         Agreement and the Amendment Documents.

         Section 4. Defaults and Waivers.


              4.1 Events of Default and Unmatured Events of Default.


              (a) Consolidated Net Worth. Under Section 6.15 of the Credit Agreement, the Borrower agreed not to permit its Consolidated Net Worth at any time to be less than the sum of $35,000,000 plus 25% of its cumulative positive Consolidated Net Income arising after September 30, 2001. As of December 31, 2001, the Borrower's Consolidated Net Worth was less than the sum of $35,000,000 plus 25% of its cumulative positive Consolidated Net Income arising after September 30, 2001. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

              (b) Statutory Surplus of ACIC. Under Section 6.16 of the Credit Agreement, the Borrower agreed not to permit ACIC's Capital and Surplus at any time to be less than the sum of $25,000,000 plus 25% of ACIC's cumulative positive Statutory Net Income arising after September 30, 2001. As of December 31, 2001, ACIC's Capital and Surplus was less than the sum of $25,000,000 plus 25% of ACIC's cumulative positive Statutory Net Income arising after September 30, 2001. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

              (c) Consolidated Net Income. Under Section 6.17 of the Credit Agreement, the Borrower agreed not to permit its Consolidated Net Income for any period of four consecutive fiscal quarters to be less than $3,000,000. For the four fiscal quarters ending December 31, 2001, the Borrower's Consolidated Net Income was less than $3,000,000. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

              (d) Risk-Based Capital Ratio of ACIC. Under Section 6.18 of the Credit Agreement, the Borrower agreed not to permit the ratio (expressed as a percentage) of the Adjusted Capital to the Risk-Based Capital of ACIC at any time to be less than 400%. As of December 31, 2001, the ratio (expressed as a percentage) of the Adjusted Capital to the Risk-Based Capital of ACIC was less than 400%. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

              4.2 Waiver. Upon the date on which this Amendment becomes effective, the Bank hereby waives the Borrower's Defaults and Events of Default described in the preceding Sections 4.1(a) through 4.1(d) (the "Existing Defaults"). The waiver of the Existing Defaults set forth above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Bank of any other term, condition, representation or covenant applicable to the Borrower under the Credit Agreement (including but not limited to any future occurrence similar to the Existing Defaults) or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. The waivers set forth herein shall not constitute a waiver by the Bank of any other Default or Event of Default, if any, under the Credit


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         Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

         Section 5. Representations, Warranties, Authority, No Adverse Claim.


              5.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Bank.

              5.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.

              5.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Bank with respect to the Obligations.

         Section 6. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Bank that the Obligations are and continue


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to be secured by the security interest granted by the Borrower in favor of the
Bank under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         Section 8. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         Section 9. Successors. The Amendment Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

         Section 10. Legal Expenses. As provided in Section 8.2 of the Credit Agreement, the Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 12. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be

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deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         Section 13. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:                   RTW, INC.



                            By:  /s/ Jeffrey B. Murphy
                                -----------------------------------------------

                            Title:   Chief Financial Officer
                                   --------------------------------------------


BANK:                       U.S. BANK NATIONAL ASSOCIATION



                            By:  /s/ Jason Tornow
                                -----------------------------------------------

                            Title:  Corporate Banking Officer
                                   --------------------------------------------





















             [Signature Page to Fourth Amendment to Credit Agreement]
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